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                                                            Exhibit 10(lxxxviii)



                          AMENDMENT NO. 1
                              TO THE
                HYSTER-YALE MATERIALS HANDLING, INC.
                LONG-TERM INCENTIVE COMPENSATION PLAN

        Hyster-Vale Materials Handling, Inc. hereby adopts this Amendment No. 1 to the Hyster-Vale Materials Handling, Inc. Long-Term Incentive Compensation Plan (the "Plan") effective as of May 12, 1993.

                                  SECTION 5.1

        The second sentence of Section 5.1 of the Plan is hereby amended in its entirety to read as follows:

        "All Awards under this Plan shall be effective as of the first day of the calendar quarter conincident with or immediately following the time an individual becomes eligible to participate in this Plan as provided in
        Section 4 hereof."

                                  SECTION 2(e)

        Section 2(e) of the Plan is hereby amended in its entirety to read as follows:

        "2.(e) "Committee" means the Nominating, Organizations and Compensation Committee of the Board of Directors."

                                   SECTION 8

        Section 8 of the Plan is hereby amended in its entirety to read as follows:

        "8.  AMENDMENT AND TERMINATION

        The Committee may alter, amend or terminate this Plan from time to time; provided, however, that no modification, or amendment of this Plan shall, without the consent of a grantee, affect the rights in an outstanding Award of such grantee; and further provided, however, that upon a termination of this Plan, all outstanding Awards shall vest immediately thereupon, and shall be paid in accordance with Section 5.2."


                  Executed this 12th day of May, 1993.
                                ----        ---

                                            HYSTER-YALE MATERIALS HANDLING, INC.



                               By:/s/  B.A. Bull
                                  --------------------------------
                                    Title:       VICE PRESIDENT,
                                           GENERAL COUNSEL & SECRETARY